NEW IBERIA, LA – NYSE-MKT: TSH - Patrick Little, President and CEO of Teche Holding Company, holding company for Teche Federal Bank, today reported on earnings for the Company for the quarter ended September 30, 2013, the fourth quarter of fiscal 2013 and for the full fiscal year ended September 30, 2013.
Earnings for fiscal 2013 amounted to $8.7 million, or a record $4.22 per diluted share, compared to $7.3 million or $3.51 per diluted share for fiscal 2012, an increase of $0.71 per diluted share, or 20.2%.
Earnings for the quarter ended September 30, 2013 amounted to $2.1 million, or $1.03 per diluted share, compared to $2.1 million, or $1.01 per diluted share for the same quarter in fiscal 2012.
“For the last two quarters, both consumer and commercial loans have had healthy increases,” said Little, “meanwhile, we’ve seen a slight decrease in total mortgage loan balances.  The consequence has been a double-digit annualized growth rate for total loans and a good overall loan mix.”
“Because of our steady loan production, total loans have returned to the levels of a year ago; despite our $46.5 million loan sale earlier this fiscal year,” said Little.  “As a result, earnings are back to the same level as a year ago, over $2.0 million for the quarter and around $1 earnings per share.”
“Meanwhile, loan production of $252 million for fiscal 2013 was slightly better than the previous year,” said Little. “We are particularly pleased with our asset quality ratios.  The low levels of non-performing assets, net charge offs and other real estate owned point to a strong credit culture and robust local economies.”
“Checking account balances increased 11.4% and total deposits increased 5.4% from September 30, 2012.  Practically all of our deposit growth in fiscal 2013 was due to checking account growth,” he continued,” and the average rate paid on deposits is down to 0.45%.”
“Our balance sheet also improved for the year, as cash and security balances decreased 6.1% and FHLB advances decreased 23.6%,” said Little.
“It all adds up to our fifth consecutive year of record earnings per share and our eleventh consecutive year of increasing dividends.”
The Company reported the following highlights for the quarter:
•	Earnings for the quarter amounted to $2.1 million, or $1.03 per diluted share compared to $0.95 per diluted share for the linked quarter and $1.01 per diluted share a year ago.

•	The average rate paid on all deposits was 0.40% for the quarter ended September 30, 2013.
•	Quarterly operating revenue amounted to $12.0 million compared to $11.7 million for the linked quarter and $12.1 million a year ago.
•	Total loans increased 2.5% (annualized 9.9%) or $16.6 million to $684.4 million compared to $667.8 million for the linked quarter.
•	Consumer loans increased 5.9% (annualized 23.5%) or $7.2 million compared to the linked quarter.
•	Commercial loans increased 3.4% (annualized 13.5%) or $7.3 million compared to the linked quarter.
•	Total assets increased 2.0% or $16.9 million to $856.7 million compared to $839.8 million for the linked quarter.
•	Net interest margin for the quarter amounted to 4.08% compared to 4.01% for the linked quarter.

QUARTERLY COMPARISON (In 000,000’s)	4th Qtr 2013	3rd Qtr 2013	Change	% Change
Earnings Per Share (Diluted)	$ 1.03	$ 0.95	$0.08	8.4%
Tangible Book Value per Common Share	$41.68	$41.06	$0.62	1.5%
Total Loans	$684.4	$667.8	$16.6	2.5%
Total Loan Production	$ 69.5	$ 65.5	$ 4.0	6.1%
SmartGrowth Loans	$509.0	$491.6	$17.4	3.5%
Total Assets	$856.7	$839.8	$16.9	2.0%
Avg. Earning Assets	$771.0	$773.9	($2.9)	(0.4%)
Total Deposits	$650.8	$647.4	$ 3.4	0.5%
Avg. Rate on Deposits	0.40%	0.41%	(0.01%)	(2.4%)
Net Interest Margin	4.08%	4.01%	0.07%	1.7%

The Company reported the following highlights for the fiscal year ended September 30, 2013:
•	Earnings for fiscal 2013 amounted to $8.7 million, or a record $4.22 per diluted share. This is the fifth consecutive year that Teche has posted record earnings per share.
•	Operating revenues increased to a record $48.5 million compared to $46.6 million for the fiscal year ended September 30, 2012.
•	Net charge-offs for fiscal 2013 amounted to 0.17% of average loans, down from 0.26% for fiscal 2012.
•	Loan production amounted to $252.0 million for fiscal 2013, compared to $228.0 million for fiscal 2012.
•
Total Loans increased 1.5% to $684.4 million at September 30, 2013 compared to $674.4 million a year ago, despite a loan sale of $46.5 million (which garnered a premium of $2.0 million) in fiscal 2013.

•	SmartGrowth Loans increased 6.1% compared to a year ago. SmartGrowth Loans now amount to 74.4% of total loans.
•	Total deposits increased 5.4% compared to a year ago, mostly due to an increase in checking accounts.
•	Checking account balances increased 11.4% compared to September 30, 2012. Checking account balances now amount to 37.7% of total deposits, compared to 35.7% a year ago.
•	SmartGrowth Deposits increased 5.2% compared to a year ago. SmartGrowth Deposits now amount to 76.7% of total deposits, compared to 76.8% a year ago.
•	Total advances decreased 23.6% to $109.0 million compared to a year ago.

•	The average rate paid on all deposits was 0.45% for fiscal 2013 compared to 0.67% for fiscal 2012.
•	Net interest margin for the year amounted to 3.96% compared to 4.10% for fiscal 2012.
•	Tangible book value per share increased 6.1% to $41.68 at fiscal year-end compared to $39.29 per share a year ago.

ANNUAL COMPARISON (In 000,000’s)	Sep ‘13	Sep ‘12	Change	% Change
Earnings Per Share (Diluted)	$ 4.22	$ 3.51	$0.71	20.2%
Tangible Book Value per Common Share	$41.68	$39.29	$2.39	6.1%
Dividends Declared per share	$1.475	$1.455	$0.02	1.4%
Total Loans	$684.4	$674.4	$10.0	1.5%
Total Loan Production	$252.0	$228.0	$24.0	10.5%
Net Charge-offs/Avg. Loans	0.17%	0.26%	(0.09%)	(34.6%)
NPAs/Assets	0.39%	1.28%	(0.89%)	(69.5%)
Total Assets	$856.7	$852.0	$ 4.7	0.6%
Avg. Earning Assets	$773.9	$757.5	$16.4	2.2%
Total Deposits	$650.8	$617.7	$33.1	5.4%
Checking Balances	$245.4	$220.3	$25.1	11.4%
Checking as a % of Total Deposits	37.7%	35.7%	2.0%	5.6%
SmartGrowth Deposits	$499.1	$474.2	$24.9	5.3%
Avg. Rate on Deposits	0.45%	0.67%	(0.22%)	(32.8%)
ROAA	1.03%	0.88%	0.15%	17.0%
ROAE	9.96%	8.80%	1.16%	13.2%

Net Income
Net income for the quarter amounted to $2.1 million or $1.03 per diluted share, an increase of 8.4% on a per-diluted share basis compared to the linked quarter.  Net income for the quarter was slightly higher as compared to the same period in 2012. Net income for the fiscal year ended September 30, 2013 was higher than the prior year due in part to the loan sale mentioned above from which we recorded a $2.0 million gain on the sale of loans.

QUARTERLY COMPARISON	Sep ‘13	Jun ‘13	Mar ‘13	Dec '12	Sep '12
Net Income (In 000’s)	$2,147	$1,953	$1,559	$3,072	$2,073
Pre-Tax, Pre-Provision Earnings (In 000’s)	$3,229	$2,929	$2,571	$4,799	$3,615
Basic Earnings Per Common Share	$1.05	$0.96	$0.76	$1.51	$1.02
Diluted Earnings Per Common Share	$1.03	$0.95	$0.75	$1.49	$1.01
Annualized Return on Avg. Assets	1.01%	0.92%	0.74%	1.44%	0.98%
Pre-Tax, Pre-Provision Earnings/ AvgAssets	1.52%	1.38%	1.21%	2.26%	1.71%
Annualized Return on Avg. Equity	9.63%	8.89%	7.19%	14.17%	9.81%
Annualized Return on Avg. Tangible Equity	10.05%	9.27%	7.52%	14.80%	10.25%
Average Assets (In millions)	$847.3	$849.3	$847.6	$851.1	$846.1
Average Deposits (In millions)	$646.7	$649.0	$640.5	$623.7	$612.8
Average FHLB Advances (In millions)	$103.8	$106.5	$114.1	$131.8	$141.6

FISCAL YEAR COMPARISON	2013	2012	2011	2010
Net Income (In 000’s)	$8,731	$7,285	$7,228	$7,101
Pre-Tax, Pre-Provision Earnings (In 000’s)	$13,528	$12,850	$14,602	$14,363
Basic Earnings Per Common Share	$4.29	$3.55	$3.49	$3.40
Diluted Earnings Per Common Share	$4.22	$3.51	$3.45	$3.37
Annualized Return on Avg. Assets	1.03%	0.88%	0.94%	0.93%
Pre-Tax, Pre-Provision Earnings/ Avg. Assets	1.59%	1.56%	1.89%	1.88%
Annualized Return on Avg. Equity	9.96%	8.80%	9.12%	9.43%
Annualized Return on Avg. Tangible Equity	10.40%	9.21%	9.58%	9.94%
Average Assets (in millions)	$848.8	$825.0	$772.0	$762.4
Average Earning Assets (in millions)	$773.9	$757.5	$705.5	$697.3
Average Deposits (in millions)	$640.0	$608.3	598.1	$578.3
Average FHLB Advances(in millions)	$114.1	$127.4	$88.3	$102.3

Loans

QUARTERLY COMPARISON (In 000,000’s)	Sep ‘13	Jun ‘13	Mar ‘13	Dec '12	Sep '12
SmartGrowth Loans
Consumer	$129.6	$122.4	$115.8	$113.4	$110.2
Commercial	224.2	216.9	212.4	220.5	215.2
Home Equity	41.6	41.7	42.1	42.5	43.2
SmartMortgages	113.6	110.6	104.0	100.8	111.1
Total SmartGrowth Loans	$509.0	$491.6	$474.3	$477.2	$479.7
Mortgage Loans (owner occupied conforming)	175.4	176.2	169.0	165.4	194.7
Total Loans	$684.4	$667.8	$643.3	$642.6	$674.4

“For the last two quarters, loans increased 6.4% or $41.1 million, primarily due to increased loan production,” said Little.  “Our loan production for fiscal 2013 was a record $252 million compared to $228 million in fiscal 2012.”
Gross loans receivable increased to $684.4 million at September 30, 2013, from $667.8 million at June 30, 2013 and $674.4 million at September 30, 2012, representing a linked quarter increase of $16.6 million, or 2.5% (9.9% annualized) and a twelve month increase of $10.0 million or 1.5%, primarily due to consumer and commercial loan growth offset somewhat by decreases in home equity, SmartMortgage and mortgage loans.  SmartGrowth Loans, consisting of commercial loans, home equity loans, SmartMortgage loans and consumer loans, were $509.0 million, or 74.4% of total loans at September 30, 2013, compared to $491.6 million, or 73.6% at June 30, 2013 and $479.7 million at September 30, 2012, for a three month increase of $17.4 million, or 3.5% (14.1% annualized) and a twelve month increase of $29.3 million, or 6.1%.
Commercial loan balances at September 30, 2013 amounted to $224.2 million, compared to $216.9 million at June 30, 2013 and $215.2 million at September 30, 2012, which was a three month increase of $7.3 million or 3.4% (13.5% annualized), and a twelve-month increase of $9.0 million, or 4.2%.  Consumer loan balances at September 30, 2013 amounted to $129.6 million, compared to $122.4 million at June 30, 2013 and $110.2 million at September 30, 2012, a linked quarter increase of $7.2 million, or 5.9% (23.5% annualized).

FISCAL YEAR COMPARISON (In 000,000’s)	2013	2012	2011	2010
SmartGrowth Loans
Consumer	$129.6	$110.2	$108.8	$111.6
Commercial	224.2	215.2	209.5	212.9
Home Equity	41.6	43.2	48.8	53.4
SmartMortgages	113.6	111.1	92.9	87.0
Total SmartGrowth Loans	$509.0	$479.7	$460.0	$464.9
Mortgage Loans (owner occupied conforming)	175.4	194.7	148.6	131.0
Total Loans	$684.4	$674.4	$608.6	$595.9

Deposits

QUARTERLY COMPARISON (In 000,000’s)	Sep ‘13	Jun ‘13	Mar ‘13	Dec '12	Sep '12
SmartGrowth Deposits
Checking	$245.4	$252.3	$259.0	$230.8	$220.3
Money Market	50.7	49.7	52.1	55.0	55.2
Savings	203.0	209.9	210.6	204.2	198.7
Total SmartGrowth Deposits	$499.1	$511.9	$521.7	$490.0	$474.2
Time Deposits	151.7	135.5	138.7	140.6	143.5
Total Deposits	$650.8	$647.4	$660.4	$630.6	$617.7
Avg. Yield on Deposits	0.40%	0.41%	0.45%	0.53%	0.58%
Avg. Yield on Checking	0.07%	0.10%	0.10%	0.12%	0.12%

The average rate paid on SmartGrowth Deposits was 0.08%, for the current quarter, 0.11% for the linked quarter and 0.22% for the same period a year ago.
The average rate on total deposits was 0.40%, compared to 0.58% a year ago and 0.41% for the linked quarter.  “In the next year, approximately $78.6 million in time deposits, with an average rate of 1.03% will mature,” said Little.  “This will further help to reduce our cost of deposits in this current low market rate environment.”
Three-Month Growth.  The Company’s SmartGrowth Deposits, consisting of checking, savings and money market accounts, decreased this quarter mainly due to seasonal shrinkage in savings and checking accounts.  Total deposits increased to $650.8 million at September 30, 2013, from $647.4 million at June 30, 2013, a linked quarter increase of $3.4 million or 0.5%.
Checking account balances at September 30, 2013 decreased $6.9 million, or 2.7%, to $245.4 million from $252.3 million at June 30, 2013.
Twelve-Month Growth. Total deposits increased to $650.8 million at September 30, 2013, from $617.7 million at September 30, 2012, a twelve-month increase of $33.1 million, or 5.4%.  Total SmartGrowth Deposits increased $24.9 million, or 5.3% from $474.2 million at September 30, 2012 to $499.1 million at September 30, 2013, primarily due to growth in checking and savings account balances offset somewhat by decreases in money market account balances.
SmartGrowth Deposits amounted to 76.7% of total deposits as of September 30, 2013 compared to 76.8% at September 30, 2012.

Checking account balances at September 30, 2013 increased 11.4% or $25.1 million, as compared to September 30, 2012. Checking account balances now account for 37.7% of total deposits compared to 35.7% at September 30, 2012.

FISCAL YEAR COMPARISON (In 000,000’s)	2013	2012	2011	2010
SmartGrowth Deposits
Checking	$245.4	$220.3	$190.8	$173.2
Money Market	50.7	55.2	55.0	60.3
Savings	203.0	198.7	190.7	166.7
Total SmartGrowth Deposits	$499.1	$474.2	$436.5	$400.2
Time Deposits	151.7	143.5	162.1	179.2
Total Deposits	$650.8	$617.7	$598.6	$579.4
Avg. Yield on Deposits	0.45%	0.67%	0.88%	1.40%
Avg. Yield on Checking	0.10%	0.11%	0.08%	0.25%

Over the past three years, SmartGrowth Deposits have increased $98.9 million or 24.7% due to growth in checking and savings balances offset somewhat by decreases in money market balances.

Capital
The tangible equity ratio increased to 10.01% at September 30, 2013 compared to 9.42% a year ago, as stockholders’ equity increased to $89.1 million while assets increased to $856.7 million.  Tangible book value per common share increased to $41.68 or 6.1% compared to a year ago.  Risk based capital increased to 14.31% compared to 14.09% a year ago.  The equity to asset ratio increased to 10.40% at September 30, 2013, from 9.81% a year ago.

QUARTERLY COMPARISON	Sep ‘13	Jun ‘13	Mar ‘13	Dec '12	Sep ‘12
Stockholders’ Equity (In millions)	$89.1	$86.7	$86.6	$84.8	$83.5
Ratio of Equity to Assets	10.40%	10.32%	10.07%	10.09%	9.81%
Tangible Equity Ratio	10.01%	9.92%	9.69%	9.70%	9.42%
Total Risk-Based Capital Ratio	14.31%	14.31%	14.38%	14.34%	14.09%
Book Value per Common Share	$43.47	$42.82	$42.40	$41.65	$41.09
Tangible Book Value Per Common Share	$41.68	$41.06	$40.62	$39.86	$39.29
Total Assets (In millions)	$856.7	$839.8	$860.3	$839.7	$852.0

FISCAL YEAR COMPARISON	2013	2012	2011	2010	2009
Stockholders’ Equity (In millions)	$89.1	$83.5	$80.0	$75.5	$71.5
Ratio of Equity to Assets	10.40%	9.81%	10.08%	9.92%	9.34%
Tangible Equity Ratio	10.01%	9.42%	9.67%	9.48%	8.90%
Total Risk-Based Capital Ratio	14.31%	14.09%	14.30%	13.52%	12.72%
Book Value per Common Share	$43.47	$41.09	$38.79	$36.19	$34.09
Tangible Book Value Per Common Share	$41.68	$39.29	$37.02	$34.43	$32.33
Total Assets (In millions)	$856.7	$852.0	$793.2	$761.5	$765.1

“Since 2009 the Company’s equity to assets ratio has gone from 9.34% to 10.40%, our stockholders’ equity has gone from $71.5 million to $89.1 million and our tangible book value per share has gone from $32.33 to $41.68,” said Little.

Asset Quality

The following table sets forth asset quality ratios for each of the past five quarters and the past four years:

Net Charge-offs, ALLL, NPAs	Sep ‘13	Jun ‘13	Mar ‘13	Dec '12	Sep'12
QUARTERLY COMPARISON
Charge-offs/Average Loans	0.02%	0.01%	0.05%	0.07%	0.05%
ALLL*/NPLs	307.34%	158.84%	158.54%	87.76%	82.52%
ALLL*/NPAs	236.57%	132.76%	138.95%	81.52%	78.54%
ALLL*/Loans	1.15%	1.20%	1.26%	1.28%	1.27%
NPAs/Assets	0.39%	0.72%	0.68%	1.20%	1.28%
*ALLL figures include specific reserves

Net Charge-offs, ALLL, NPAs FISCAL YEAR COMPARISON	2013	2012	2011	2010
Net Charge-offs/Average Loans	0.17%	0.26%	0.82%	0.24%
ALLL*/NPLs	307.34%	82.52%	76.63%	63.92%
ALLL*/NPAs	236.57%	78.54%	67.67%	59.02%
ALLL*/Loans	1.15%	1.27%	1.37%	1.55%
NPAs/Assets	0.39%	1.28%	1.55%	2.06%
*ALLL figures include specific reserves

The following table sets forth the allowance for loan loss activity for each of the past 5 quarters.

Allowance for Loan Loss Provision & Charge-offs QUARTERLY COMPARISON (In 000’s)	Sep ‘13	Jun ‘13	Mar ‘13	Dec '12	Sep '12
Beginning ALLL	$8,038	$8,135	$8,234	$8,559	$8,411
Provision for Loan Losses	0	0	250	150	500
Net Charge-offs	170	97	349	475	352
Ending ALLL	$7,868	$8,038	$8,135	$8,234	$8,559

Net charge-offs for the quarter ended September 30, 2013 were $0.2 million, or 0.02% of average loans, compared to $0.4 million or 0.05% of average loans for the same period a year ago.  For the twelve months ended September 30, 2013, net charge-offs were $1.1 million or 0.17% of average loans, compared to $1.7 million or 0.26% of average loans for the twelve months ended September 30, 2012.
Non-performing assets decreased to $3.3 million, or 0.39% of total assets at September 30, 2013, compared to $6.1 million, or 0.72% of total assets at June 30, 2013 and $10.9 million, or 1.28% of total assets a year ago, primarily due to lower delinquent loan levels.

Allowance for Loan Loss Provision & Charge-offs FISCAL YEAR COMPARISON (In 000's)	2013	2012	2011	2010
Beginning ALLL	$8,559	$8,331	$9,256	$6,806
Provision for Loan Losses	400	1,910	3,900	3,896
Net Charge-offs	1,091	1,682	4,825	1,446
Ending ALLL	$7,868	$8,559	$8,331	$9,256
Ending ALLL (net of specific reserves)	$7,730	$8,559	$7,783	$7,125

Net Interest Income

QUARTERLY COMPARISON (In 000’s)	Sep ‘13	Jun ‘13	Mar ‘13	Dec ‘12	Sep ‘12
Interest Income	$9,463	$9,392	$9,002	$9,571	$9,836
Interest Expense	1,591	1,630	1,697	1,832	1,895
Net Interest Income	$7,872	$7,762	$7,305	$7,739	$7,941

Net interest income for the three months ended September 30, 2013 amounted to $7.9 million compared to $7.9 million for the quarter ended September 30, 2012.  Net interest income remained stable due to outstanding loan originations offset somewhat by the $46.5 million loan sale during the first fiscal quarter.

FISCAL YEAR COMPARISON (In 000’s)	2013	2012	2011	2010
Interest Income	$37,428	$39,134	$39,358	$41,336
Interest Expense	6,750	8,080	9,168	11,704
Net Interest Income	$30,678	$31,054	$30,190	$29,632

Net interest income for fiscal 2013 amounted to $30.7 million compared to $31.1 million for fiscal 2012, a decrease of 1.2%.  “We were extremely pleased that net interest income remained strong for fiscal 2013, even after the $46.5 million loan sale in the first quarter, “said Little.   “Thanks to strong loan demand and a great loan department, we had record loan production for fiscal 2013.”

 Interest Margin and Spread

QUARTERLY COMPARISON	Sep ‘13	Jun ‘13	Mar '13	Dec '12	Sep '12
Yield on Earning Assets	4.91%	4.85%	4.66%	4.92%	5.07%
Cost of Interest Bearing Liabilities	0.97%	1.00%	1.04%	1.11%	1.14%
Spread	3.93%	3.86%	3.62%	3.80%	3.93%
Net Interest Margin	4.08%	4.01%	3.78%	3.98%	4.10%

FISCAL YEAR COMPARISON	2013	2012	2011	2010
Yield on Earning Assets	4.84%	5.17%	5.58%	5.93%
Cost of Interest Bearing Liabilities	1.03%	1.25%	1.51%	1.91%
Spread	3.81%	3.92%	4.07%	4.02%
Net Interest Margin	3.96%	4.10%	4.28%	4.25%

Net interest margin amounted to 4.08% for the three-month period ended September 30, 2013 compared to 4.01% for the linked quarter and 4.10% for quarter ended September 30, 2012.
For the fiscal year ended September 30, 2013, net interest margin was 3.96% as compared to 4.10% for the fiscal year ended September 30, 2012 due to lower rates on loan originations offset somewhat by lower rates on interest bearing liabilities.

Operating Revenue
Operating revenue for the quarter ended September 30, 2013, consisting of net interest income (before provisions for loan losses) plus non-interest income, amounted to $12.0 million, compared to $12.1 million for the same quarter in 2012.  For the year ended September 30, 2013, operating revenue amounted to $48.5 million as compared to $46.6 million for the year ended September 30, 2012.  “Since 2009, the Company has posted record operating revenue every year,” said Little.

The tables below reflect Teche’s operating revenues in millions over the past five quarters and the past four years:

QUARTERLY COMPARISON (In millions)	Sep ‘13	Jun ‘13	Mar '13	Dec '12	Sep '12
Net Interest Income	$7.9	$7.8	$7.3	$7.7	$7.9
Non-interest Income	4.1	3.9	4.0	5.8	4.2
Operating Revenue	$12.0	$11.7	$11.3	$13.5	$12.1

FISCAL YEAR COMPARISON (In millions)	2013	2012	2011	2010
Net Interest Income	$30.7	$31.1	$30.2	$29.6
Non-interest Income	17.8	15.5	15.5	16.0
Operating Revenue	$48.5	$46.6	$45.7	$45.6

Non-Interest Income
Non-interest income was $4.1 million for the quarter ended September 30, 2013, compared to $3.9 million in the linked quarter and $4.2 million for the same quarter a year ago, remaining relatively stable.  This amounted to 1.96% of average assets for the quarter, compared to 1.84% for the linked quarter and 1.99% a year ago.

Non-Interest Expense
For the quarter ended September 30, 2013, non-interest expense was $8.8 million or 4.15% of average assets, compared to $8.7 million, or 4.11% of average assets, in the linked quarter, which constituted an increase of 0.7%.  Compared to the same quarter in fiscal 2012, non-interest expense increased $0.3 million or 3.1%.
For the year ended September 30, 2013, non-interest expense increased 3.8% to $35.0 million from $33.7 million for the year ended September 30, 2012.  Over the same period, non-interest income increased from $15.5 million to $17.8 million, primarily due to the gain on sale of loans described earlier.

QUARTERLY COMPARISON (In thousands)	Sep ‘13	Jun ‘13	Mar '13	Dec '12	Sep '12
Interchange fee Income	$907	$954	$839	$826	$847
Other Non-Interest Income	$3,247	$2,950	$3,132	$4,986	$3,361
Total Non-Interest Income	$4,154	$3,904	$3,971	$5,812	$4,208
Total Non-Interest Income/Avg. Assets	1.96%	1.84%	1.87%	2.73%	1.99%
Non-Interest Expense	$8,797	$8,737	$8,705	$8,752	$8,534
Non-Interest Expense/Avg. Assets	4.15%	4.11%	4.11%	4.11%	4.03%

FISCAL YEAR COMPARISON (In thousands)	2013	2012	2011	2010
Interchange fee Income	$3,526	$3,385	$3,317	N/A
Other Non-Interest Income	$14,315	$12,125	$12,226	N/A
Total Non-Interest Income	$17,841	$15,510	$15,543	$15,960
Total Non-Interest Income/Avg. Assets	2.10%	1.88%	2.01%	2.09%
Non-Interest Expense	$34,991	$33,714	$31,131	$31,229
Non-Interest Expense/Avg. Assets	4.12%	4.09%	4.03%	4.10%

Net Income and Dividends
On August 30, 2013, the board of directors declared a $0.375 per share quarterly dividend.  Based on the closing price of the Company’s common stock of $45.54 per share on August 30, 2013, the annualized dividend yield was 3.33%.  Since 2003, the Company has increased dividends for eleven consecutive years.  During fiscal 2013, the Company declared dividends totaling $1.475 per share.

QUARTERLY COMPARISON	Sep ‘13	Jun ‘13	Mar ‘13	Dec '12	Sep '12
Dividends Declared Per Share	$0.375	$0.37	$0.00	$0.73	$0.365
Basic Earnings Per Common Share	$1.05	$0.96	$0.76	$1.51	$1.02
Diluted Earnings Per Common Share	$1.03	$0.95	$0.75	$1.49	$1.01

FISCAL YEAR COMPARISON	2013	2012	2011	2010
Dividends Declared Per Share	$1.475	$1.455	$1.435	$1.42
Basic Earnings Per Common Share	$4.29	$3.55	$3.49	$3.40
Diluted Earnings Per Common Share	$4.22	$3.51	$3.45	$3.37

Teche Holding Company is the parent company of Teche Federal Bank, which operates twenty offices in South Louisiana and serves over 86,000 customers.  Teche is the fourth largest publicly traded bank holding company based in Louisiana with over $856 million in assets. Deposits at Teche Federal Bank are insured up to the legal maximum amount by the Federal Deposit Insurance Corporation (FDIC).  Teche Holding Company’s common stock is traded under the symbol “TSH” on the NYSE MKT.

Statements contained in this news release, which are not historical facts, are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by Teche Holding Company with the Securities and Exchange Commission from time to time.   The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.

TECHE HOLDING COMPANY
(Dollars in thousands, except per share data)
New Iberia, LA
Selected Financial Data
(UNAUDITED)
	THREE MONTHS ENDED
	Sep.	Jun.	Mar.	Dec.	Sep.
Condensed Statements of Income	2013	2013	2013	2012	2012
Interest Income	$9,463	$9,392	$9,002	$9,571	$9,836
Interest Expense	1,591	1,630	1,697	1,832	1,895
Net Interest Income	7,872	7,762	7,305	7,739	7,941
Provision for Loan Losses	-	-	250	150	500
Net Interest Income after
Provision for Loan Losses	7,872	7,762	7,055	7,589	7,441
Non Interest Income	4,154	3,904	3,971	5,812	4,208
Non Interest Expense	8,797	8,737	8,705	8,752	8,534
Income Before Income Taxes	3,229	2,929	2,321	4,649	3,115
Income Taxes	1,082	976	762	1,577	1,042
Net Income	$2,147	$1,953	$1,559	$3,072	$2,073

Selected Financial Data
Dividends Declared Per Share	$0.375	$0.37	$0.00	$0.73	$0.365
Basic Earnings Per Common Share	$1.05	$0.96	$0.76	$1.51	$1.02
Diluted Earnings Per Common Share	$1.03	$0.95	$0.75	$1.49	$1.01
Annualized Return on Avg. Assets	1.01%	0.92%	0.74%	1.44%	0.98%
Annualized Return on Avg. Equity	9.63%	8.89%	7.19%	14.17%	9.81%
Annualized Return on Avg.
Tangible Equity (1)	10.05%	9.27%	7.52%	14.80%	10.25%
Yield on Interest Earning Assets	4.91%	4.85%	4.66%	4.92%	5.07%
Cost of Interest Bearing Liabilities	0.97%	1.00%	1.04%	1.11%	1.14%
Spread	3.93%	3.86%	3.62%	3.80%	3.93%
Net Interest Margin	4.08%	4.01%	3.78%	3.98%	4.10%
Non-Interest Income/Avg. Assets	1.96%	1.84%	1.87%	2.73%	1.99%
Non-Interest Expense/Avg. Assets	4.15%	4.11%	4.11%	4.11%	4.03%
Quarterly Net Charge-offs/Avg. Loans	0.02%	0.01%	0.05%	0.07%	0.05%
Weighted avg. shares Outstanding
Basic	2,036	2,030	2,038	2,039	2,028
Diluted	2,078	2,064	2,066	2,064	2,061
AVERAGE BALANCE SHEET DATA
Total Assets	$847,261	$849,265	$847,615	$851,126	$846,114
Earning assets	$771,019	$773,856	$772,248	$778,592	$775,399
Loans	$676,957	$655,058	$641,192	$667,191	$665,952
Interest-bearing deposits	$549,331	$547,249	$538,889	$527,476	$521,708
Total deposits	$646,746	$648,985	$640,504	$623,689	$612,785
Total stockholders’ equity	$89,187	$87,892	$86,682	$86,713	$84,525

(1) Eliminates the effect of goodwill and the core deposit intangible assets and the related amortization expense on a tax affected basis. The amount was calculated using the following information.

Average Stockholders’ Equity	$89,187	$87,892	$86,682	$86,713	$84,525
Less average goodwill and other intangible assets,
net of related income taxes	3,653	3,655	3,656	3,657	3,659
Average Tangible Equity	$85,534	$84,237	$83,026	$83,056	$80,866

Net Income	$2,147	$1,953	$1,559	$3,072	$2,073
Plus Amortization of core deposit
intangibles, net of related income taxes	1	1	1	1	1
Net Income, as adjusted	$2,148	$1,954	$1,560	$3,073	$2,074

TECHE HOLDING COMPANY
(Dollars in thousands, except per share data)
New Iberia, LA
Selected Financial Data
(UNAUDITED)

	Sep.	Sep.	Sep.	Sep.	Sep.
Condensed Statements of Income	2013	2012	2011	2010	2009
Interest Income	$37,428	$39,134	$39,358	$41,336	$44,237
Interest Expense	6,750	8,080	9,168	11,704	15,297
Net Interest Income	30,678	31,054	30,190	29,632	28,940
Provision for Loan Losses	400	1,910	3,900	3,896	3,026
Net Interest Income after
Provision for Loan Losses	30,278	29,144	26,290	25,736	25,914
Non Interest Income	17,841	15,510	15,543	15,960	15,852
Non Interest Expense	34,991	33,714	31,131	31,229	31,372

Income Before Income Taxes	13,128	10,940	10,702	10,467	10,394
Income Taxes	4,397	3,655	3,474	3,366	3,258
Net Income (loss)	$8,731	$7,285	$7,228	$7,101	$7,136
Selected Financial Data
Dividends Declared Per Share	$1.475	$1.455	$1.435	$1.42	$1.41
Basic Earnings Per Common Share	$4.29	$3.55	$3.49	$3.40	$3.38
Diluted Earnings Per Common Share	$4.22	$3.51	$3.45	$3.37	$3.35
Annualized Return on Avg. Assets	1.03%	0.88%	0.94%	0.93%	0.91%
Annualized Return on Avg. Equity	9.96%	8.80%	9.12%	9.43%	9.98%
Annualized Return on Avg.
Tangible Equity (1)	10.40%	9.21%	9.58%	9.94%	10.49%

Yield on Interest Earning Assets	4.84%	5.17%	5.58%	5.93%	6.12%
Cost of Interest Bearing Liabilities	1.03%	1.25%	1.51%	1.91%	2.40%
Spread	3.81%	3.92%	4.07%	4.02%	3.73%
Net Interest Margin	3.96%	4.10%	4.28%	4.25%	4.01%
Non-Interest Income/Avg. Assets	2.10%	1.88%	2.01%	2.09%	2.03%
Non-Interest Expense/Avg. Assets	4.12%	4.09%	4.03%	4.10%	4.02%
Net Charge-offs/Avg. Loans	0.17%	0.26%	0.82%	0.24%	0.29%
Weighted avg. shares Outstanding
Basic	2,036	2,052	2,069	2,089	2,110
Diluted	2,068	2,076	2,092	2,107	2,127
AVERAGE BALANCE SHEET DATA
Total Assets	$848,831	$825,036	$771,988	$762,355	$781,187
Earning assets	$773,939	$757,488	$705,481	$697,315	$722,409
Loans	$660,218	$643,224	$590,354	$599,134	$606,751
Interest-bearing deposits	$540,730	$520,162	$517,938	$512,040	$533,022
Total deposits	$639,955	$608,259	$598,070	$578,310	$597,559
Total stockholders’ equity	$87,620	$82,811	$79,229	$75,279	$71,479

(1) Eliminates the effect of goodwill and the core deposit intangible assets and the related amortization expense on a tax affected basis. The amount was calculated using the following information.

Average Stockholders’ Equity	$87,620	$82,811	$79,229	$75,279	$71,479
Less average goodwill and other intangible assets,
net of related income taxes	3,652	3,661	3,671	3,673	3,715
Average Tangible Equity	$83,968	$79,150	$75,558	$71,606	$67,764

Net Income	$8,731	$7,285	$7,228	$7,101	$7,136
Plus Amortization of core deposit
intangibles, net of related income taxes	4	7	12	19	28
Net Income, as adjusted	$8,735	$7,292	$7,240	$7,120	$7,164

TECHE HOLDING COMPANY
(Dollars in thousands, except per share data)
New Iberia, LA
Balance Sheet
(UNAUDITED)
	Sep. 2013	Jun. 2013	Mar. 2013	Dec. 2012	Sep. 2012
SmartGrowth Loans
Consumer	$129,571	$122,379	$115,803	$113,365	$110,235
Commercial	224,217	216,887	212,359	220,463	215,212
Home Equity	41,628	41,737	42,107	42,546	43,233
SmartMortgage Loans	113,561	110,586	104,040	100,859	111,072
Total SmartGrowth Loans	508,977	491,589	474,309	477,233	479,752
Mortgage Loans (owner occupied conforming)	175,426	176,188	168,989	165,364	194,650
	684,403	667,777	643,298	642,597	674,402
Allowance for Loan Losses	(7,868)	(8,038)	(8,135)	(8,234)	(8,559)
Loans Receivable, Net	676,535	659,739	635,163	634,363	665,843

Cash and Securities	116,511	116,709	162,262	142,406	124,080
Goodwill and Other Intangibles	3,653	3,654	3,656	3,657	3,659
Foreclosed Real Estate	741	950	639	697	513
Other	59,224	58,769	58,609	58,575	57,867
TOTAL ASSETS	$856,664	$839,821	$860,329	$839,698	$851,962

SmartGrowth Deposits
Checking	$245,392	$252,278	$259,014	$230,845	$220,268
Money Market	50,652	49,768	52,077	54,955	55,251
Savings	203,010	209,896	210,636	204,241	198,667
Total Smart Growth Deposits	499,054	511,942	521,727	490,041	474,186
Time Deposits	151,737	135,490	138,728	140,598	143,536
Total Deposits	650,791	647,432	660,455	630,639	617,722

FHLB Advances	108,997	98,757	107,903	117,034	142,751
Other Liabilities	7,815	6,971	5,340	7,258	7,948
Stockholders’ Equity	89,061	86,661	86,631	84,767	83,541
TOTAL LIABILITIES AND
STOCKHOLDERS’ EQUITY	$856,664	$839,821	$860,329	$839,698	$851,962

Ratio of Equity to Assets	10.40%	10.32%	10.07%	10.09%	9.81%
Tangible Equity Ratio (1)	10.01%	9.92%	9.69%	9.70%	9.42%
Total Risk-Based Capital Ratio	14.31%	14.31%	14.38%	14.34%	14.09%
Book Value per Common Share	$43.47	$42.82	$42.40	$41.65	$41.09
Tangible Book Value Per Common Share (1)	$41.68	$41.06	$40.62	$39.86	$39.29
Shares Outstanding (in thousands)	2,049	2,024	2,043	2,035	2,033
Non-performing Assets/Total Assets	0.39%	0.72%	0.68%	1.20%	1.28%
ALLL/Loans	1.15%	1.20%	1.26%	1.28%	1.27%
ALLL/NPLs	307.34%	158.84%	158.54%	87.76%	82.52%

(1) Eliminates the effect of goodwill and the core deposit intangible assets and the related amortization expense on a tax affected basis. The amount was calculated using the following information.

Stockholders’ Equity	$89,061	$86,661	$86,631	$84,767	$83,541
Less goodwill and other Intangible
assets, net of related income taxes	(3,651)	(3,651)	(3,654)	(3,656)	(3,655)
Tangible Stockholders’ Equity	$85,410	$83,010	$82,977	$81,111	$79,886

Total Assets	$856,664	$839,821	$860,329	$839,698	$851,962
Less goodwill and other Intangible
assets, net of related income taxes	(3,651)	(3,651)	(3,654)	(3,656)	(3,655)
Total Tangible Assets	$853,013	$836,170	$856,675	$836,042	$848,307

TECHE HOLDING COMPANY
(Dollars in thousands, except per share data)
New Iberia, LA
Balance Sheet
Fiscal Comparison
(UNAUDITED)
	Sep. 2013	Sep. 2012	Sep. 2011	Sep. 2010	Sep. 2009
SmartGrowth Loans
Consumer	$129,571	$110,235	$108,849	$111,571	$108,013
Commercial	224,217	215,212	209,460	212,933	210,201
Home Equity	41,628	43,233	48,799	53,405	58,348
SmartMortgage Loans	113,561	111,072	92,910	86,959	83,775
Total SmartGrowth Loans	508,977	479,752	460,018	464,868	460,337
Mortgage Loans (owner occupied conforming)	175,426	194,650	148,584	131,023	134,996
	684,403	674,402	608,602	595,891	595,333
Allowance for Loan Losses	(7,868)	(8,559)	(8,331)	(9,256)	(6,806)
Loans Receivable, Net	676,535	665,843	600,271	586,635	588,527

Cash and Securities	116,511	124,080	134,902	115,217	125,058
Goodwill and Other Intangibles	3,653	3,659	3,670	3,687	3,715
Foreclosed Real Estate	741	513	1,405	1,181	1,953
Other	59,224	57,867	52,955	54,804	45,818
TOTAL ASSETS	$856,664	$851,962	$793,203	$761,524	$765,071

SmartGrowth Deposits
Checking	$245,392	$220,268	$190,822	$173,206	$165,796
Money Market	50,652	55,251	54,970	60,246	95,461
Savings	203,010	198,667	190,727	166,734	106,479
Total Smart Growth Deposits	499,054	474,186	436,519	400,186	367,736
Time Deposits	151,737	143,536	162,063	179,169	217,733
Total Deposits	650,791	617,722	598,582	579,355	585,469

FHLB Advances	108,997	142,751	108,184	100,017	100,628
Other Liabilities	7,815	7,948	6,450	6,639	7,490
Stockholders’ Equity	89,061	83,541	79,987	75,513	71,484
TOTAL LIABILITIES AND
STOCKHOLDERS’ EQUITY	$856,664	$851,962	$793,203	$761,524	$765,071

Ratio of Equity to Assets	10.40%	9.81%	10.08%	9.92%	9.34%
Tangible Equity Ratio (1)	10.01%	9.42%	9.67%	9.48%	8.90%
Total Risk-Based Capital Ratio	14.31%	14.09%	14.30%	13.52%	12.72%
Book Value per Common Share	$43.47	$41.09	$38.79	$36.19	$34.09
Tangible Book Value Per Common Share (1)	$41.68	$39.29	$37.02	$34.43	$32.33
Shares Outstanding (in thousands)	2,049	2,033	2,062	2,082	2,097
Non-performing Assets/Total Assets	0.39%	1.28%	1.55%	2.06%	1.19%
ALLL/Loans	1.15%	1.27%	1.37%	1.55%	1.14%
ALLL/NPLs	307.34%	82.52%	76.63%	63.92%	95.44%

(1) Eliminates the effect of goodwill and the core deposit intangible assets and the related amortization expense on a tax affected basis. The amount was calculated using the following information.

Stockholders’ Equity	$89,061	$83,541	$79,987	$75,513	$71,484
Less goodwill and other Intangible
assets, net of related income taxes	(3,651)	(3,655)	(3,659)	(3,673)	(3,692)
Tangible Stockholders’ Equity	$85,410	$79,886	$76,328	$71,840	$67,792

Total Assets	$856,664	$851,962	$793,203	$761,524	$765,071
Less goodwill and other Intangible
assets, net of related income taxes	(3,651)	(3,655)	(3,659)	(3,673)	(3,692)
Total Tangible Assets	$853,013	$848,307	$789,544	$757,851	$761,379

Quarter-End Loan Data	Total	Net Charge-	Net Charge-	90 Days +	90 Days +
September 30, 2013	Loans	Offs	Offs	Non Accrual	Non Accrual
(In 000’s)	Dollars	Dollars	Percentage	Dollars	Percentage
Real Estate Loans
Construction	$13,704	$--	0.00%	$--	0.0%
Permanent, Secured by:
1-4 Dwelling Units:
Revolving, Open-End Loans (HELOC)	22,939	--	0.00%	7	0.0%
All Other
Secured by First Liens	378,800	94	0.02%	2,319	0.7%
Secured by Junior Liens	5,909	--	0.00%	--	0.0%
Multifamily (5+ Dwelling Units)	22,432	7	0.03%	--	0.0%
Nonresidential Property (Except Land)	111,217	62	0.06%	--	0.0%
Land	31,710	--	0.00%	63	0.2%
Consumer	21,361	--	0.00%	63	0.3%
Commercial	10,349	--	0.00%	--	0.0%
Subtotal – Real Estate Loans	$586,711	$163	0.03%	$2,389	0.4%

Non-Real Estate Loans:
Commercial Loans	$30,685	$(16)	(0.05%)	--	0.0%
Consumer Loans:
Loans on Deposits	3,208	--	--	48	1.5%
Auto Loans	2,795	--	--	12	0.4%
Mobile Home Loans	43,199	17	0.04%	246	0.6%
Other	17,806	6	0.03%	83	0.5%
Subtotal – Non Real Estate Loans	$97,693	$7	0.01%	$389	0.4%

Gross Loans	$684,404	$170	0.02%	$2,778	0.4%

Non-accruals	$2,425
90 + Days Past Due	353
OREO & Foreclosed	766
Nonperforming Assets (Net)	$3,544
Performing TDRs	--

Fiscal Year-End Loan Data	Total	Net Charge-	Net Charge-	90 Days +	90 Days +
September 30, 2013	Loans	Offs	Offs	Non Accrual	Non Accrual
(In 000’s)	Dollars	Dollars	Percentage	Dollars	Percentage
Real Estate Loans
Construction	$13,704	$--	0.00%	$--	0.0%
Permanent, Secured by:
1-4 Dwelling Units:
Revolving, Open-End Loans (HELOC)	22,939	36	0.16%	7	0.0%
All Other
Secured by First Liens	378,800	557	0.15%	2,319	0.7%
Secured by Junior Liens	5,909	15	0.25%	--	0.0%
Multifamily (5+ Dwelling Units)	22,432	7	0.03%	--	0.0%
Nonresidential Property (Except Land)	111,217	78	0.07%	--	0.0%
Land	31,710	157	0.50%	63	0.2%
Consumer	21,361	14	0.07%	63	0.3%
Commercial	10,349	143	1.38%	--	0.0%
Subtotal – Real Estate Loans	$586,711	$850	0.14%	$2,389	0.4%

Non-Real Estate Loans:
Commercial Loans	$30,685	$(3)	(0.01%)	--	0.0%
Consumer Loans:
Loans on Deposits	3,208	1	0.03%	48	1.5%
Auto Loans	2,795	19	0.68%	12	0.4%
Mobile Home Loans	43,199	196	0.45%	246	0.6%
Other	17,806	29	0.16%	83	0.5%
Subtotal – Non Real Estate Loans	$97,693	$242	0.25%	$389	0.4%

Gross Loans	$684,404	$1,092	0.16%	$2,778	0.4%

Non-accruals	$2,425
90 + Days Past Due	353
OREO & Foreclosed	766
Nonperforming Assets (Net)	$3,544
Performing TDRs	--

Quarter-End Loan Data	Total	Non Charge-	Non Charge-	90 Days +	90 Days +
June 30, 2013	Loans	Offs	Offs	Non Accrual	Non Accrual
(In 000's)	Dollars	Dollars	Percentage	Dollars	Percentage
Real Estate Loans
Construction	$14,808	$--	0.00%	$--	0.0%
Permanent, Secured by:
1-4 Dwelling Units:
Revolving, Open-End Loans (HELOC)	$22,028	21	0.10%	66	0.3%
All Other
Secured by First Liens	372,857	12	0.00%	3,261	0.9%
Secured by Junior Liens	6,468	--	0.00%	--	0.0%
Multifamily (5+ Dwelling Units)	20,607	--	0.00%	951	4.6%
Nonresidential Property (Except Land)	105,964	30	0.03%	150	0.1%
Land	30,930	1	0.00%	359	1.2%
Consumer	20,437	--	0.00%	70	3.4%
Commercial	10,493	1	0.01%	289	2.8%
Subtotal – Real Estate Loans	$573,622	$64	0.01%	$4,787	0.8%

Non-Real Estate Loans:
Commercial Loans	$30,109	$13	0.04%	$91	0.3%
Consumer Loans:
Loans on Deposits	3,431	--	0.00%	24	0.7%
Auto Loans	2,647	6	0.02%	--	0.0%
Mobile Home Loans	40,692	1	0.00%	262	0.6%
Other	17,236	14	0.08%	94	0.3%
Subtotal – Non Real Estate Loans	$94,115	$34	0.04%	$471	0.5%

Gross Loans	$667,777	$98	0.01%	$5,258	0.8%

Non-accruals	$4,926
90 + Days Past Due	332
OREO & Foreclosed	994
Nonperforming Assets (Net)	$6,252
Performing TDRs	--

Quarter-End Loan Data	Total	Net Charge-	Net Charge-	90 Days +	90 Days +
March 31, 2013	Loans	Offs	Offs	Non Accrual	Non Accrual
(In 000’s)	Dollars	Dollars	Percentage	Dollars	Percentage
Real Estate Loans
Construction	$14,902	$--	0.00%	$--	0.0%
Permanent, Secured by:
1-4 Dwelling Units:
Revolving, Open-End Loans (HELOC)	21,431	15	0.07%	28	0.1%
All Other
Secured by First Liens	$356,098	$183	0.05%	$2,831	0.8%
Secured by Junior Liens	6,625	--	0.00%	--	0.0%
Multifamily (5+ Dwelling Units)	19,848	--	0.00%	911	4.6%
Nonresidential Property (Except Land)	103,626	(15)	(0.01%)	347	0.3%
Land	30,000	34	0.11%	820	2.7%
Consumer	20,125	14	0.07%	96	0.5%
Commercial	9,875	20	0.20%	724	7.3%
Subtotal – Real Estate Loans	$552,530	217	0.04%	$4,937	0.9%

Non-Real Estate Loans:
Commercial Loans	$29,942	$--	0.00%	$14	0.0%
Consumer Loans:
Loans on Deposits	3,416	1	0.03%	25	0.7%
Auto Loans	2,459	--	0.00%	5	0.2%
Mobile Home Loans	38,626	124	0.32%	225	0.6%
Other	16,325	7	0.04%	123	0.8%
Subtotal – Non Real Estate Loans	$90,768	132	0.15%	$392	0.4%

Gross Loans	$643,298	$349	0.05%	$5,329	0.8%

Non-accruals	$4,994
90 + Days Past Due	335
OREO & Foreclosed	994
Nonperforming Assets (Net)	$6,323
Performing TDRs	--

Quarter-End Loan Data	Total	Net Charge-	Net Charge-	90 Days +	90 Days +
December 31, 2012	Loans	Offs	Offs	Non Accrual	Non Accrual
(In 000’s)	Dollars	Dollars	Percentage	Dollars	Percentage
Real Estate Loans
Construction	$17,108	$--	0.00%	$--	0.0%
Permanent, Secured by:
1-4 Dwelling Units:
Revolving, Open-End Loans (HELOC)	20,839	--	0.00%	68	0.3%
All Other
Secured by First Liens	347,104	285	0.08%	2,888	0.8%
Secured by Junior Liens	6,800	--	0.00%	--	0.0%
Multifamily (5+ Dwelling Units)	20,112	--	0.00%	943	4.7%
Nonresidential Property (Except Land)	103,307	--	0.00%	212	0.2%
Land	34,040	121	0.36%	4,714	13.8%
Consumer	19,973	--	0.00%	177	0.9%
Commercial	14,067	121	0.86%	4,537	32.3%
Subtotal – Real Estate Loans	$549,310	$406	0.07%	$8,825	1.6%

Non-Real Estate Loans:
Commercial Loans	$33,364	$--	0.00%	$14	0.0%
Consumer Loans:
Loans on Deposits	3,431	--	0.00%	50	1.5%
Auto Loans	2,198	13	0.59%	8	0.4%
Mobile Home Loans	38,055	54	0.14%	645	1.7%
Other	16,239	2	0.01%	39	0.2%
Subtotal – Non Real Estate Loans	$93,287	$69	0.07%	$756	0.8%

Gross Loans	$642,597	$475	0.07%	$9,581	1.5%

Non-accruals	$9,177
90 + Days Past Due	404
OREO & Foreclosed	683
Nonperforming Assets (Net)	$10,264
Performing TDRs	--

Quarter-End Loan Data	Total	Net Charge-	Net Charge-	90 Days +	90 Days +
September 30, 2012	Loans	Offs	Offs	Non Accrual	Non Accrual
(In 000’s)	Dollars	Dollars	Percentage	Dollars	Percentage
Real Estate Loans
Construction	$16,835	$--	0.00%	$--	0.0%
Permanent, Secured by:
1-4 Dwelling Units:
Revolving, Open-End Loans (HELOC)	20,641	--	0.00%	127	0.6%
All Other
Secured by First Liens	383,954	285	0.07%	4,140	1.1%
Secured by Junior Liens	6,892	--	0.00%	181	2.6%
Multifamily (5+ Dwelling Units)	21,248	--	0.00%	--	0.0%
Nonresidential Property (Except Land)	99,347	26	0.03%	810	0.8%
Land	32,652	(4)	0.01%	4,530	13.9%
Consumer	19,340	--	0.00%	186	1.0%
Commercial	13,312	(4)	(0.03%)	4,344	32.6%
Subtotal – Real Estate Loans	$581,569	$307	0.05%	$9,788	1.7%

Non-Real Estate Loans:
Commercial Loans	$34,032	$--	0.00%	$2	0.0%
Consumer Loans:
Loans on Deposits	3,636	--	0.00%	89	2.4%
Auto Loans	2,112	--	0.00%	21	1.0%
Mobile Home Loans	37,030	30	0.08%	425	1.1%
Other	16,023	15	0.09%	47	0.3%
Subtotal – Non Real Estate Loans	$92,833	$45	0.05%	$584	0.6%

Gross Loans	$674,402	$352	0.05%	$10,372	1.5%

Non-accruals	$10,021
90 + Days Past Due	351
OREO & Foreclosed	490
Nonperforming Assets (Net)	$10,862
Performing TDRs	--

Loans: Linked Quarter Comparison
Average Loan	09/30/2013	09/30/2013	06/30/2013	06/30/2013	Change	Change
Balances & Yields (In 000’s)	Balance	Yield	Balance	Yield	Balance	Yield
Real Estate Loans
1-4 Family	$417,925	4.78%	$405,580	4.89%	$12,345	-0.11%
Commercial	141,727	4.96%	136,246	5.02%	5,481	-0.06%
Total Real Estate Loans	$559,652	4.83%	$541,826	4.92%	$17,826	-0.09%

Non-Real Estate Loans
Commercial	$30,588	5.31%	$30,088	5.15%	$500	-0.16%
Consumer	86,717	8.92%	83,144	9.26%	3,573	-0.34%
Total Non-Real Estate Loans	117,305	7.98%	113,232	8.17%	$4,073	-0.19%

Total All Loans	$676,957	5.37%	$655,058	5.48%	$21,899	-0.11%

Loans: Prior Year Comparison
Average Loan	09/30/2013	09/30/2013	09/30/2012	09/30/2012	Change	Change
Balances & Yields (In 000’s)	Balance	Yield	Balance	Yield	Balance	Yield
Real Estate Loans
1-4 Family	$408,585	4.82%	$401,968	5.08%	$6,617	-0.26%
Commercial	137,275	5.05%	135,300	5.51%	1,975	-0.46%
	$545,860	4.87%	$537,268	5.19%	$8,592	-0.32%

Non-Real Estate Loans
Commercial	$31,893	5.23%	$28,543	5.79%	$3,350	-0.56%
Consumer	82,465	9.04%	77,413	9.21%	5,052	-0.17%
	$114,358	7.98%	$105,956	8.29%	$8,402	-0.31%

Total All Loans	$660,218	5.41%	$643,224	5.70%	$16,994	-0.29%

Interest-bearing Liabilities: Linked Quarter Comparison
Average balances	09/30/2013	09/30/2013	06/30/2013	06/30/2013	Change	Change	%Balance
(In 000’s)	$Balance	Avg. Yield	$Balance	Avg. Yield	$Balance	Avg. Yield	Change
NOW Accounts	$144,813	0.12%	$147,593	0.17%	$(2,780)	-0.05%	-1.9%
Non-interest bearing Deposits	97,415	0.00%	101,736	0.00%	(4,321)	0.00%	-4.2%
Checking Total	$242,228	0.07%	$249,329	0.10%	$(7,101)	-0.03%	-2.8%

Savings Accounts	$205,634	0.11%	$211,168	0.13%	$(5,534)	-0.02%	-2.6%

Money Market Accounts	50,539	0.06%	51,260	0.09%	(721)	-0.03%	-1.4%

Total Smart Growth Deposits	$498,401	0.08%	$511,757	0.11%	$(13,356)	-0.03%	-2.6%

Time Deposits	$148,345	1.47%	$137,228	1.54%	$11,117	-0.07%	8.1%

Total Deposits	$646,746	0.40%	$648,985	0.41%	$(2,239)	-0.01%	-0.3%

FHLB Advances	$103,833	3.62%	$106,484	3.60%	$(2,651)	0.02%	-2.5%

Total Interest-bearing liabilities	$653,164	0.97%	$653,733	1.00%	$(569)	-0.03%	-0.1%

Non-interest bearing Deposits	$97,415	0.00%	$101,736	0.00%	$(4,321)	0.00%	-4.2%

Interest-bearing Liabilities: Average Quarter Balances
Average balances	09/30/2013	09/30/2013	09/30/2012	09/30/2012	Change	Change	%Balance
(In 000’s)	$Balance	Avg. Yield	$Balance	Avg. Yield	$Balance	Avg. Yield	Change
NOW Accounts	$144,813	0.12%	$124,017	0.22%	$20,796	-0.10%	16.8%
Non-interest bearing Deposits	97,415	0.00%	91,077	0.00%	6,338	0.00%	7.0%
Checking Total	$242,228	0.07%	$215,094	0.12%	$27,134	-0.05%	12.6%

Savings Accounts	$205,634	0.11%	$198,079	0.33%	$7,555	-0.22%	3.8%

Money Market Accounts	50,539	0.06%	54,791	0.18%	(4,252)	-0.12%	-7.8%

Total Smart Growth Deposits	$498,401	0.08%	$467,964	0.22%	$30,437	-0.14%	6.5%

Time Deposits	$148,345	1.47%	$144,821	1.75%	$3,524	-0.28%	2.4%

Total Deposits	$646,746	0.40%	$612,785	0.58%	$33,961	-0.18%	5.5%

FHLB Advances	$103,833	3.62%	$141,565	2.85%	$(37,732)	0.77%	-26.7%

Total Interest-bearing liabilities	$653,164	0.97%	$663,273	1.14%	$(10,109)	-0.17%	-1.5%

Non-interest bearing Deposits	$97,415	0.00%	$91,077	0.00%	$6,338	0.00%	7.0%

Interest-bearing Liabilities: Year-Over Year Average Year Comparison
Average balances	09/30/2013	09/30/2013	09/30/2012	09/30/2012	Change	Change	%Balance
(In 000’s)	$Balance	Avg. Yield	$Balance	Avg. Yield	$Balance	Avg. Yield	Change

NOW Accounts	$139,928	0.17%	$119,611	0.20%	$20,317	-0.03%	17.0%

Non-interest bearing Deposits	99,225	0.00%	88,097	0.00%	11,128	0.00%	12.6%

Checking Total	$239,153	0.10%	$207,708	0.11%	$31,445	-0.01%	15.1%

Savings Accounts	$206,972	0.20%	$192,985	0.32%	$13,987	-0.12%	7.2%

Money Market Accounts	52,152	0.11%	53,872	0.23%	(1,720)	-0.12%	-3.2%

Total Smart Growth Deposits	$498,277	0.14%	$454,565	0.22%	$43,712	-0.08%	9.6%

Time Deposits	$141,678	1.53%	$153,694	2.02%	$(12,016)	-0.49%	-7.8%

Total Deposits	$639,955	0.45%	$608,259	0.67%	$31,696	-0.22%	5.2%

FHLB Advances	$114,077	3.40%	$127,433	3.13%	$(13,356)	0.27%	-10.5%

Total Interest-bearing liabilities	$654,807	1.03%	$647,595	1.25%	$7,212	-0.22%	1.1%

Non-interest bearing Deposits	$99,225	0.00%	$88,097	0.00%	$11,128	0.00%	12.6%

Interest-bearing Liabilities: Three Year Comparison
Average balances	09/30/2013	09/30/2013	09/30/2010	09/30/2010	Change	Change	%Balance
(In 000’s)	$Balance	Avg. Yield	$Balance	Avg. Yield	$Balance	Avg. Yield	Change
NOW Accounts	$139,928	0.17%	$104,176	0.41%	$35,752	-0.24%	34.3%
Non-interest bearing Deposits	99,225	0.00%	66,177	0.00%	33,048	0.00%	49.9%
Checking Total	$239,153	0.10%	$170,353	0.25%	$68,800	-0.15%	40.4%
Savings Accounts	$206,972	0.20%	$143,408	0.91%	$63,564	-0.71%	44.3%
Money Market Accounts	52,152	0.11%	71,958	0.39%	(19,806)	-0.28%	-27.5%
Total Smart Growth Deposits	$498,277	0.14%	$385,719	0.52%	$112,558	-0.38%	29.2%
Time Deposits	$141,678	1.53%	$192,591	2.67%	$(50,913)	-1.14%	-26.4%
Total Deposits	$639,955	0.45%	$578,310	1.24%	$61,645	-0.79%	10.7%
FHLB Advances	$114,077	3.40%	$102,254	4.44%	$11,823	-1.04%	11.6%
Total Interest-bearing liabilities	$654,807	1.03%	$614,387	1.90%	$40,420	-0.87%	6.6%
Non-interest bearing Deposits	$99,225	0.00%	$66,177	0.00%	$33,048	0.00%	49.9%

Quarter-End Loan Quality Details
September 30, 2013	Total			Special
(In Thousands)	Loans	Classified	% Total	Mention	% Total	Pass	% Total
Commercial Loans
Commercial Land	$10,349	$--	0.0%	$--	0.0%	$10,349	100.0%
Commercial Construction	8,593	--	0.0%	--	0.0%	8,593	100.0%
Commercial Real Estate	133,649	5,160	3.8%	1,781	1.3%	126,708	94.9%
Commercial Non Real Estate	30,685	1,311	4.3%	91	0.3%	29,283	95.4%
Total Commercial	$183,276	$6,471	3.5%	$1,872	1.0%	$174,933	95.5%

Residential Loans
Residential Construction	$5,112	$--	0.0%	$360	7.0%	$4,752	93.0%
Residential	409,693	3,514	0.9%	316	0.1%	405,863	99.0%
Total Residential	$414,805	$3,514	0.8%	$676	0.2%	$410,615	99.0%

Consumer Loans
Mobile Homes	$43,199	$246	0.6%	$--	0.0%	$42,953	99.4%
Consumer Other	45,170	266	0.6%	--	0.0%	44,904	99.4%
Total Consumer	$88,369	$512	0.6%	$--	0.0%	$87,857	99.4%

Total All Loans	$686,450	$10,497	1.5%	$2,548	0.4%	$673,405	98.1%

Quarter-End Loan Quality Details
June 30, 2013	Total			Special
(In Thousands)	Loans	Classified	% Total	Mention	% Total	Pass	% Total
Commercial Loans
Commercial Land	$10,493	$289	2.8%	$--	0.0%	$10,204	97.2%
Commercial Construction	8,931	--	0.0%	362	4.1%	8,569	95.9%
Commercial Real Estate	126,571	5,291	4.2%	1,809	1.4%	119,471	94.4%
Commercial Non Real Estate	30,109	1,319	4.4%	117	0.4%	28,673	95.2%
Total Commercial	$176,104	$6,899	3.9%	$2,288	1.3%	$166,917	94.8%

Residential Loans
Residential Construction	$5,877	$--	0.0%	$--	0.0%	$5,877	100.0%
Residential	403,309	4,432	1.1%	319	0.1%	398,558	98.8%
Total Residential	$409,186	$4,432	1.1%	$319	0.1%	$404,435	98.8%

Consumer Loans
Mobile Homes	$40,692	$262	0.6%	$--	0.0%	$40,430	99.4%
Consumer Other	43,751	347	0.8%	--	0.0%	43,404	99.2%
Total Consumer	$84,443	$609	0.7%	$--	0.0%	$83,834	99.3%

Total All Loans	$669,733	$11,940	1.8%	$2,607	0.4%	$655,186	97.8%

Quarter-End Loan Quality Details
March 31, 2013	Total			Special
(In Thousands)	Loans	Classified	% Total	Mention	% Total	Pass	% Total
Commercial Loans
Commercial Land	$9,875	$724	7.3%	$--	0.0%	$9,151	92.7%
Commercial Construction	7,600	--	0.0%	360	4.7%	7,240	95.3%
Commercial Real Estate	123,474	4,184	3.4%	1,825	1.5%	117,465	95.1%
Commercial Non Real Estate	29,942	146	0.5%	223	0.7%	29,573	98.8%
Total Commercial	$170,891	$5,054	3.0%	$2,408	1.4%	$163,429	95.6%

Residential Loans
Residential Construction	$7,302	$--	0.0%	$--	0.0%	$7,302	100.0%
Residential	386,076	4,362	1.1%	320	0.1%	381,394	98.8%
Total Residential	$393,378	$4,362	1.1%	$320	0.1%	$388,696	98.8%

Consumer Loans
Mobile Homes	$38,626	$225	0.6%	$--	0.0%	$38,401	99.4%
Consumer Other	42,325	405	1.0%	17	0.0%	41,903	99.0%
Total Consumer	$80,951	$630	0.8%	$17	0.0%	$80,304	99.2%

Total All Loans	$645,220	$10,046	1.6%	$2,745	0.4%	$632,429	98.0%

Quarter-End Loan Quality Details
December 31, 2012	Total			Special
(In Thousands)	Loans	Classified	% Total	Mention	% Total	Pass	% Total
Commercial Loans
Commercial Land	$14,067	$4,537	32.3%	$--	0.0%	$9,530	67.7%
Commercial Construction	7,486	--	0.0%	367	4.9%	7,119	95.1%
Commercial Real Estate	123,418	3,389	2.7%	863	0.7%	119,166	96.6%
Commercial Non Real Estate	33,364	157	0.5%	227	0.7%	32,980	98.8%
Total Commercial	$178,335	$8,083	4.5%	$1,457	0.8%	$168,795	94.7%

Residential Loans
Residential Construction	$9,622	$--	0.0%	$--	0.0%	$9,622	100.0%
Residential	376,546	4,252	1.1%	325	0.1%	371,969	98.8%
Total Residential	$386,168	$4,252	1.1%	$325	0.1%	$381,591	98.8%

Consumer Loans
Mobile Homes	$38,055	$576	1.5%	$--	0.0%	$37,479	98.5%
Consumer Other	41,840	291	0.7%	195	0.5%	41,354	98.8%
Total Consumer	$79,895	$867	1.1%	$195	0.2%	$78,833	98.7%

Total All Loans	$644,398	$13,202	2.0%	$1,977	0.3%	$629,219	97.6%

Quarter-End Loan Quality Details
September 30, 2012	Total			Special
(In Thousands)	Loans	Classified	% Total	Mention	% Total	Pass	% Total
Commercial Loans
Commercial Land	$13,312	$4,658	35.0%	$17	0.1%	$8,637	64.9%
Commercial Construction	7,357	--	0.0%	370	5.0%	6,987	95.0%
Commercial Real Estate	120,558	3,524	2.9%	872	0.7%	116,162	96.4%
Commercial Non Real Estate	34,032	154	0.5%	50	0.1%	33,828	99.4%
Total Commercial	$175,259	$8,336	4.8%	$1,309	0.7%	$165,614	94.5%

Residential Loans
Residential Construction	$9,478	$--	0.0%	$--	0.0%	$9,478	100.0%
Residential	413,500	4,561	1.1%	328	0.1%	408,611	98.8%
Total Residential	$422,978	$4,561	1.1%	$328	0.1%	$418,089	98.8%

Consumer Loans
Mobile Homes	$37,030	$424	1.1%	$--	0.0%	$36,606	98.9%
Consumer Other	41,110	254	0.6%	176	0.4%	40,680	99.0%
Total Consumer	$78,140	$678	0.9%	$176	0.2%	$77,286	98.9%

Total All Loans	$676,377	$13,575	2.0%	$1,813	0.3%	$660,989	97.7%